[Black and white "strip" ad, e.g., horizontal format, not terribly deep. Headline in white type reads:]
TOP PERFORMING CGM FUNDS
[Below headline is a grey box divided into four areas with photographs of fencers between text areas; text in each section left to right is as follows:
#1 Balanced Fund for 15-years
CGM MUTUAL FUND
886.1%
[in smaller italic type:] Total return  4/1/92-3/31/97
#1 Growth Fund for 15-years
CGM CAPITAL DEVELOPMENT FUND
1,944.0%
[in smaller italic type:] Total return 4/1/92-3/31/97
#1 General Bond Fund for 3- and 5-years
CGM FIXED INCOME FUND*
38.9%
 [in smaller italic type:] Total return 4/1/94-3/31/97
72.6%
[in smaller italic type:] Total return 4/1/92-3/31/97
#1 Real Estate Fund for 2-years
CGM REALTY FUND
78.6%
[in smaller italic type:] Total return 4/1/95-3/31/97
[Beneath the box in white type are the words:] MANAGED BY KEN HEEBNER*
[In a lightly shaded area which makes up the lower 40% or so of the ad is the following text which, with the exception of average annual total returns, appears in small type. The average annual total return numbers, however, are the same size as the total return numbers in the box above.]
17.1%, 13.7%, 12.0%, and 16.5% are the average annual total returns for CGM Mutual Fund for the 1, 5, 10, and 15-year periods ended 3/31/97. Ranking according to Lipper Analytical Services, Inc., which ranks CGM Mutual Fund #1 of 27 balanced funds for 15-year performance, #2 of 38 balanced funds for 10-year performance, #8 of 80 balanced funds for 5-year performance, and #10 of 294 balanced funds for 1-year performance through 3/31/97. CGM Mutual Fund has been managed continuously by Ken Heebner since 1981.
17.0%, 16.9%, 15.7%, and 22.3% are the average annual total returns for CGM Capital Development Fund for the 1, 5, 10, and 15-year periods ended 3/31/97. Ranking according to Lipper Analytical Services, Inc., which ranks CGM Capital Development Fund #1 of 114 growth funds for 15-year performance, #9 of 172 growth funds for 10-year performance, #39 of 271 growth funds for 5-year performance, and #175 of 738 growth funds for 1-year performance through 3/31/97. CGM Capital Development Fund has been managed continuously by Ken Heebner since 1976. CGM Capital Development Fund is closed to new investors. 11.5%, 6.7%, 11.5%. and 11.5% are the average annual total returns for CGM Fixed Income Fund from inception (3/17/92) through 9/30/96, and for the 1-, 3-, and 5-year periods ended 3/31/97. The Fund's adviser is currently absorbing a portion of management fees and expenses. Otherwise the total return would be lower. Ranking according to Lipper Analytical Services, Inc., which ranks CGM Fixed Income #1 of 13 general bond funds for 5-year performance, #1 of 19 general bond funds for 3-year performance, and #26 of 38 general bond funds for 1-year performance through 3/31/97. *Ken Heebner co-manages CGM Fixed Income Fund with Janice Saul. 22.7%, 40.4%, and 33.7% are the average annual total returns for CGM Realty Fund from inception (5/13/94) through 3/31/97, and for the 1 and 2-year periods ended 3/31/97. The Fund's adviser is currently absorbing a portion of management fees and expenses. Otherwise the total return would be lower. Ranking according to Lipper Analytical Services, Inc., which ranks CGM Realty #1 of 31 real estate funds for 2-year performance and #5 of 51 real estate funds for 1-year performance through 3/31/97.
This information represents past performance, which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. For more complete information, including management fees, charges, and expenses, refer to the appropriate prospectus which is available from the address to the right. Read it carefully before you invest or send money. Lipper Analytical Services, Inc. is an independent mutual fund ranking service.
[To the right of the copy appears the logo, which is a black and white line drawing of a fencer against a lined background within a black and white box. To the right is the following text:]
THE CGM FUNDS
222 Berkeley Street, Suite 1013
Boston, MA  02116
1-800-598-0741
www.CGMFunds.com
[The entire ad is surrounded by a decorative border reading:]
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